EATON VANCE COMMODITY STRATEGY FUND
             Supplement to Prospectus dated
                                April 7, 2010

1. The following replaces "Portfolio Managers." in
"Management" under "Fund Summary":

Portfolio Managers

John B. Brynjolfsson, Chief Investment Officer and a
Managing Director of Armored Wolf, who has co-managed
the Fund since its inception in 2010.

Ronald Solberg, Ph.D., a Managing Director of Armored
Wolf, who has co-managed the Fund since September 2010.

2. The following replaces the fourth paragraph under
"Management and Organization":

The portfolio managers of the Fund are John B. Brynjolfsson
(since inception) and Ronald Solberg, Ph.D. (since
September 2010). Mr. Brynjolfsson is the Chief Investment
Officer and a Managing Director of Armored Wolf (since
2008). Prior to joining Armored Wolf, Mr. Brynjolfsson was
Managing Director at PIMCO (2003-2008). Dr. Solberg is a
Managing Director of Armored Wolf (since 2008). Prior to
joining Armored Wolf, Dr. Solberg was a Portfolio Manager at
Viking Asset Management (2001-2008).

3. The eleventh paragraph under "Principal Risks" below
"Fund Summary" is deleted.

September 17, 2010 4779-9/10 CSPS2

EATON VANCE COMMODITY STRATEGY FUND

Supplement to Statement of Additional Information dated April 7, 2010

1. The following replaces the first and second paragraph under "Portfolio Manager." under "Investment Advisory and Administrative Services":

Portfolio Managers. The portfolio managers (each referred to as a "portfolio manager") are listed below. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following table shows, as of December 31, 2009, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts	Paying a Performance Fee	Paying a Performance Fee
John B. Brynjolfsson
Registered Investment Companies	0*	$ 0*	0	$ 0
Other Pooled Investment Vehicles	1	$60	1	$60
Other Accounts	0	$ 0	0	$ 0
Ronald Solberg
Registered Investment Companies	0*	$ 0*	0	$ 0
Other Pooled Investment Vehicles	1	$45	1	$45
Other Accounts	0	$ 0	0	$ 0

*	The Fund commenced operations on April 7, 2010.

Aggregate Dollar Range of Equity
	Dollar Range of Equity Securities	Securities Owned in all Registered Funds in
Fund Name and Portfolio Manager	Owned in the Fund*	the Eaton Vance Family of Funds

John B. Brynjolfsson	Over $1,000,000	None

Ronald Solberg	None	None

*	Information as of August 31, 2010.

It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies that govern the investment adviser’s and sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

September 17, 2010